UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2009 (February 5, 2009)
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

380 Madison Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2009, Alasdair Haynes, upon mutual agreement with Investment Technology Group, Inc. (the “Company”), resigned from his position as Chief Executive of ITG’s international business.  The Company and Mr. Haynes are currently discussing the terms of a separation agreement.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1  Press release issued by Investment Technology Group, Inc. on February 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Dated: February 6, 2009	By:	/s/ P. Mats Goebels
P. Mats Goebels
Managing Director, General Counsel, and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by Investment Technology Group, Inc., dated as of February 5, 2009.